Exhibit 10.22

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “**”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

LICENSE AGREEMENT

This License Agreement dated as of June 1,  2006 (“Effective Date”) together with the schedules, appendices, attachments and exhibits, if any, between NeuLion, Inc., a Delaware corporation located at 1600 Old Country Road Plainview, New York 11803 (“NeuLion”) and ABS-CBN Global Limited, a Cayman Islands registered company, with offices at 9th Floor, Eugenio Lopez Jr. Communications Center, Quezon City, Philippines (“Licensee”) sets forth the terms and conditions pursuant to which NeuLion hereby grants Licensee a non-exclusive, non-transferable, limited-use license to use the NeuLion iPTV Platform, consisting of NeuLion Trancoder, NeuLion COD Encoder, NeuLion Streaming Media Server, and NeuLion Operational Support System, including optional features, if any, and related materials (collectively the “Licensed Programs”).  This Agreement applies to all program code, documentation and training materials embodying or related to the Licensed Programs and the definition of Licensed Programs includes all such code, documentation and materials.

1.                                      Use of Licensed Programs: This Agreement authorized Licensee to use, display and perform the Licensed Programs as provided, during the period expiring on the third anniversary of the above Effective Date of this Agreement (the “Term”), inclusive of support and maintenance services respecting the License Programs as provided by NeuLion, and any subsequent versions or releases of the Licensed Programs which may be delivered to Licensee, solely to enable Licensee to deliver its content to Licensee’s customers (“Clients”).  It is expressly understood and agreed that the authorization contained herein and any rights granted to Licensee hereunder shall at all times be limited solely to Licensee and Licensee’s majority owned subsidiaries, and shall not extend to any direct or indirect parent corporation, affiliated company or any other entity other than contractors performing services on behalf of Client.  No Client nor any other person or entity (other than Licensee itself) shall be considered as the licensee hereunder for any purpose and Licensee agrees not to provide operation of the Licensed Programs on behalf of any other entity such that said entity receives the benefits of a licensee (it being expressly agreed that contractors performing services on behalf of Client are not deemed to be receiving benefits of a licensee.

2.                                      License Fee: The License Fee for use of the Licensed Programs as provided herein during the initial term of this Agreement, inclusive of all charges for NeuLion’s support and maintenance services respecting the License Program, and any subsequent versions or releases of the Licensed Programs which may be delivered to Licensee, during the Term is payable monthly as set forth in Exhibit A hereto.

NeuLion Initials	Licensee Initials

3.                                      Renewal: * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *, this Agreement will be renewed for one, single twelve (12) month renewal term under the terms and conditions set forth herein and thereafter will expire.

4.                                      Support Services: NeuLion shall provide support and maintenance services for the Licensed Programs as set forth in Exhibit B hereto.

5.                                      Title, Confidentiality and Restrictions: (a) As between NeuLion and Licensee, title to the Licensed Programs remains with NeuLion and the Licensed Programs is acknowledged to be a trade secret and the proprietary property of NeuLion.  Licensee and its employees will keep the Licensed Programs strictly confidential, and Licensee will not disclose or otherwise distribute the Licensed Programs to anyone other than Licensee’s authorized employees or contractors who have a need to know such information in connection with their performance of services for Licensee, provided that nothing herein shall limit Licensee’s right to use the Licensed Programs as expressly provided herein.  Licensee will not remove or destroy any proprietary markings of NeuLion.  Licensee will not permit anyone except its authorized employees or such contractors who have a need to know such information in connection with their performance of services for Licensee to have direct access to any code comprising the Licensed Programs.  Except for archive purposes, Licensee will not make or permit others to make copies of or reproduce any part of the Licensed Programs in any form without the prior written consent of NeuLion.  In no event will Licensee decompile, disassemble or otherwise reverse engineer any Licensed Programs.  In the event that Licensee makes any changes or modifications to the Licensed Programs, Licensee agrees that such changes and modifications shall be the property of NeuLion, unless NeuLion shall have given its prior written consent to the contrary.

(b) The terms of the license granted hereunder are personal to Licensee and are highly confidential.  Licensee shall not disclose any of such terms (including those relating to pricing and authorized use) to any person or entity other than Licensee’s employees, contractors, auditors, and attorneys who have a need to know such information in connection with their performance of services for Licensee.

(c) If this Agreement should terminate for any reason, a duly authorized officer of Licensee shall certify in writing to NeuLion that all copies and partial copies of the Licensed Programs have been deleted from all computer libraries and storage devices and either have been returned to NeuLion or destroyed and that no copy of the Licensed Programs remains in use by Licensee and/or any Client.  The provisions set forth in this section shall survive the termination of this Agreement for any reason.

6.                                      Limited Warranty: (a) NeuLion warrants that it can grant the license described in this Agreement and NeuLion agrees to indemnify Licensee, hold Licensee harmless and defend Licensee against or, at NeuLion’s option, settle any action at law or in equity against Licensee based upon a claim that Licensee’s use of the Licensed Programs in accordance with this Agreement infringes any patent, copyright or other intellectual property right of any third party; provided that Licensee gives NeuLion prompt written

NeuLion Initials	Licensee Initials

notice of such claim and control of the defense or settlement thereof, provided that the Licensee shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose and NeuLion may not without Licensee’s prior written consent enter into any settlement that obligates Licensee to pay money, to perform obligations or to admit liability without the consent of Licensee.

(b) NeuLion also warrants that the Licensed Programs will operate according to the specifications published by NeuLion for the Licensed Programs.  If it is determined that the Licensed Programs does not operate according to such specifications, NeuLion’s only responsibility will be to use its best efforts, consistent with industry standards, to cure the defect.

(c) Any warranties made by NeuLion (other than that of non-infringement) will extend and be in effect only for the period that Licensee is entitled to use the Licensed Programs and for which Licensee shall have paid NeuLion’s License Fee and Maintenance Fee, if applicable.

(d) In the event that Licensee makes any changes or modifications to the Licensed Programs, Licensee agrees that such changes and modifications shall be the property of NeuLion.  Furthermore, any such changes or modifications made by Licensee to a Licensed Programs will mean that the foregoing limited warranty of NeuLion with respect to such Licensed Programs shall no longer apply to the extent a defect is caused by such changes or modifications, and NeuLion shall have the right to charge Licensee for additional support services at NeuLion’s then prevailing service rate with respect to any defects caused by such changes or modifications, provided that NeuLion shall have no obligation to agree to provide such services.

7.                                      Warranty and Liability Limitations: EXCEPT AS SET FORTH HEREIN, NO OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OP MERCHANTABILTY AND FITNESS FOR A PARTICULAR PURPOSE, ARE MADE BY NEULION.  IN NO EVENT WILL NEULION BE LIABLE TO LICENSEE OR ANY OTHER PARTY FOR ANY LOSS, INCLUDING TIME. MONEY, GOODWILL, LOST PROFITS AND CONSEQUENTIAL DAMAGES BASED ON CONTRACT, TORT OR OTHER LEGAL THEORY, WHICH MAY ARISE HEREUNDER OR FROM THE USE, OPERATION OR MODIF1CATION OF THE LICENSED PROGRAMS.

8.                                      Records and Reports: During the Term and for a period of at least seven (7) years following termination of this Agreement, Licensee shall keep full, true and accurate records and accounts in accordance with generally accepted accounting practices to show the amount of license fees payable to NeuLion under this Agreement.  NeuLion shall have the right, up to once every 6 months, with five (5) business days’ prior written notice to Licensee, to examine such records or to have such records examined by NeuLion’s designated certified public accountants during normal business hours to determine Licensee’s compliance with the terms of this Agreement.  NeuLion shall bear the expenses of the audit; however, in the event any such audit reveals that Licensee has

NeuLion Initials	Licensee Initials

understated the amount of fees that it is obligated to pay under this Agreement * * * * * * * *  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * . Such audit right shall survive the termination of this Agreement for a period of two (2) years.

9.                                      Breach and Termination: If * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * .  In the event that NeuLion commences any claim against Licensee for breach of this Agreement, then the prevailing party shall he entitled to recover reasonable attorneys fees incurred by it in such action.

10.                               Escrow: NeuLion shall deposit a copy of all the source code contained in the Licensed Program of which NeuLion has exclusive intellectual property rights, with Mendelsohn, Katy, Bell & Natoli, 1633 Broadway, New York, NY 10019.  Such copies of the source code will be held in escrow and in the event of a final adjudication of NeuLion as bankrupt, Licensee will, upon payment of the duplication cost and other handling charges of the escrow agent, be entitled to obtain a copy of such source code from the escrow agent.  Licensee will, however, only use such copy of the source code internally to support the Licensed Program.  The escrow agent’s only responsibility will be to use its good faith efforts to cause a copy of the source code, in the form as delivered by NeuLion, to be delivered to Licensee at the appropriate time

11.                               Assignment: Licensee may not assign this Agreement, the license to use any Licensed Programs nor any of its rights and obligations under this Agreement without the prior written consent of NeuLion; provided that Licensee may assign this Agreement to a purchaser of substantially all of Licensee’s assets or to a party to any merger with the Licensee, further provided however, that no assignment may be made to a competitor of NeuLion.  NeuLion, however, may assign this Agreement or the obligations contained herein to any third party, provided that such third party assumes the obligations of NeuLion under this Agreement.

12.                               Taxes and Duties: Licensee agrees to pay any tariffs, duties or taxes imposed or levied by any government or governmental agency including, without limitation, federal, state and local sales, use, value added and personal property taxes, (other than franchise and income taxes for which NeuLion is responsible) on the use of the Licensed Programs but not any income tuxes of NeuLion, upon presentation of invoices by NeuLion.  Any claimed exemption from such tariffs, duties or taxes must be supported by proper documentary evidence delivered to NeuLion.

13.                               Notices: All notices pursuant to this Agreement shall be sent by certified mail, postage prepaid or by overnight courier, and shall not be deemed to have been given until received by the other party.

14.                               Governing Law: This Agreement shall he governed and construed in accordance with the laws of the State of New York.

NeuLion Initials	Licensee Initials

15.                               Entire Agreement: This Agreement represents the entire agreement between NeuLion and Licensee with respect to the Licensed Programs.  NeuLion and Licensee agree that all other agreements, proposals, purchase orders, representations and other understandings concerning the subject matter of this Agreement, whether oral or written, between the parties are superseded in their entirety by this Agreement.  No alterations or modifications of this Agreement will be valid unless made in writing and signed by the parties.  No attachment, supplement or exhibit to this Agreement shall be valid unless initialed by an authorized signatory of NeuLion and Licensee.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

NeuLion, Inc.		Licensee:

By:	/s/ Ronald Nunn	By:	/s/ Rafael L. Lopez
(Authorized Signature)		(Authorized Signature)

Ronald Nunn		Rafael L. Lopez
Type or Print Name of Person Signing		Type or Print Name of Person Signing

EVP, Business Operations		SVP & Chief Operating Officer
Title		Title

06/08/2006		June 1, 2006
Date		Date

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EXHIBIT A

License Fee

The License Fee during the initial Term of this Agreement for use of the Licensed Programs as provided in the Agreement hereto is payable to NeuLion in *** variable amounts (“*** Fee”) as calculated based on the * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * .

The *** Fee shall be equal to * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Tier Pricing Table

Tier Range	*** Price Per STB

***	***
***	***
***	***
***	***
***	***
***	***

No later than ************** during the initial term of this Agreement, Licensee shall deliver to NeuLion the *** Fee payment with a ******* report signed by an authorized officer of Licensee that provides the following:

•                                          **************;

•                                          **************; and,

•                                          The amount of the *** Fee payment due to NeuLion with respect to that ***.

NeuLion Initials	Licensee Initials

EXHIBIT B

Support and Maintenance Services

NeuLion’s support and maintenance services provide for logging, categorization, analysis and creation of resolutions to all support requests made by Licensee.  Request resolutions can consist of answers to questions, creating of procedures to resolve and/or circumvent a problem, and coding changes to the Licensed Programs to correct a problem.

NeuLion’s web-based support request tracking system allows Licensee to log requests, provide updates and review the status of the request logs, 24 hours per day, 7 days per week, and 365 days per year.  For opened requests, there are two types of technical support performed by NeuLion.

“Primary Support Services” address all the requests opened on the support tracking system.  Primary Support Services personnel will work on requests ****************************.

“Emergency Support Services” are provided after Primary Support Services hours for High severity requests only.  When a High severity request is opened outside of Primary Support Services hours, a NeuLion support technician will be automatically notified of the new request so that it can he addressed as quickly as possible.  Within *** of entering a High severity request a NeuLion support technician will update the request.

Additionally, NeuLion has an Emergency Support Escalation telephone number, which is available 24 hours a day, 7 days a week, that can be used for ****************************.

NeuLion provides web support services within the following timeframes.

Request Severity Description	Fix Plan Response

High Severity Requests - A “system down” or production operations halted condition and a manual work around is not practical.	***

Medium-High Severity Requests - A suspected high impact condition associated with the Licensed Programs causing significant problems.	***

Medium-Low Severity Requests - An intermittent or low-impact condition associated with the Licensed Programs.	***

Low Severity Requests - Questions concerning performance, use, or implementation of the Licensed Programs.	***

NeuLion uses best efforts to correct High severity requests by continually working with Licensee to provide a fix or work around that eliminates a “system down” condition.

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